UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): November 2, 2011
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On November 2, 2011, ION Geophysical Corporation (the “Company”) issued a press release containing information regarding the Company’s results of operations for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 hereto.
Item 7.01. Regulation FD Disclosure
     In conjunction with the above press release, the Company has scheduled a conference call, which will be broadcast live over the Internet, for Wednesday, November 3, at 10:00 a.m. Eastern Time (9:00 a.m. Central). The information for accessing the conference call is included in the press release. The webcast of the conference call will be accompanied by a slide presentation, a copy of which is furnished as Exhibit 99.2 hereto.
     The information contained in Items 2.02 and 7.01 and the exhibits of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Exchange Act.
     The information contained in this report and the attached exhibits contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning future sales and market growth, future cash needs and future sources of cash, including availability under our revolving line of credit facility, future compliance with our debt financial covenants, benefits expected to result from the INOVA Geophysical Equipment Limited joint venture and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks of audit adjustments and other modifications to the Company’s financial statements not currently foreseen; risks associated with the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with the economic downturn and the volatile credit environment; risks associated with the performance of INOVA; risks associated with the Company’s level of indebtedness, including compliance with debt covenants; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; risks related to collection of receivables; risks associated with pending and future litigation; and risks related to technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 2, 2011.

99.2	November 3, 2011 Conference Call Presentation Slides.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2011	ION GEOPHYSICAL CORPORATION
	By:	/s/ R. BRIAN HANSON
R. Brian Hanson
President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 2, 2011.

99.2	November 3, 2011 Conference Call Presentation Slides.

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